JOHN HANCOCK FUNDS II

               Amendment dated October 27, 2006 to the Prospectus
                             Dated September 1, 2006
   Prospectus for Lifestyle Portfolios--Class R, R1, R2, R3, R4 and R5 shares

Each of the Lifestyle Portfolios of John Hancock Funds II is modeled after a portfolio of John Hancock Trust. Enclosed for your reference is an appendix to the Prospectus referenced above. Please read the information provided in the appendix in its entirety, including all disclosures under the heading "Historical Performance of Corresponding JHT Portfolios."